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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported)  March 7, 1997


     FINANCIAL ASSET SECURITIES CORP., (as depositor under the Sale and Servicing Agreement, dated as of February 1, 1997, relating to the Mego Mortgage Home Loan Owner Trust 1997-1, Home Loan Asset Backed Notes).


                  FINANCIAL ASSET SECURITIES CORP.
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     (Exact name of registrant as specified in its charter)


         Delaware                333-10273       06-1442101
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)



600 Steamboat Road
Greenwich, Connecticut                              06830
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
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Item 5.   Other Events.
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     On March 7, 1997 Financial Asset Securities Corp. (the "Company") is
filing  a Form T-1 to designate FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
to  act  as an  elegible  trustee under  trust  indentures   to  be qualified
pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939.
Form T-1 is annexed hereto as Exhibit 1.

Incorporation of Certain Documents by Reference
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     Pursuant to Rule  411 of Regulation C  under the Securities Act  of 1933
and  in  reliance  on  MBIA  Insurance  Corporation,   SEC  No-Action  Letter
(September 6, 1996), the Company  will incorporate by reference the financial
statement  of  MBIA   Insurance  Corporation  ("MBIA")  into   the  Company's
registration statement (File No. 333-3391). The financial statements will be referred to in the prospectus supplement relating to the Company's Home Loan Asset-Backed Securities, Series 1997-1. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 2.

Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

     1.   Form T-1

     2.   Consent of Independent Accountants


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.


                              By: /s/ John Anderson
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                                  John Anderson



Dated:  March 7, 1997


                                Exhibit Index
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Exhibit                                           Page
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1.   Form T-1
2.   Consent of Independent Accounts